TRINET GROUP, INC.
AMENDED AND RESTATED EXECUTIVE SEVERANCE BENEFIT PLAN

1.INTRODUCTION. This TriNet Group, Inc. Amended and Restated Executive Severance Benefit Plan (the “Plan”) has been established by TriNet Group, Inc. (the “Company”) to provide assurances of specified severance benefits to eligible Participants (as defined below) whose employment is terminated under the circumstances described in the Plan. The Plan was adopted by the Board (as defined below) on May 18, 2017 (the “Effective Date”) and supersedes in its entirety the TriNet Group, Inc. Severance Benefit Plan adopted by the Board on June 11, 2015. The Plan provides for severance benefits to certain senior level employees of the Company. This document constitutes the Summary Plan Description for the Plan.
2.    DEFINITIONS. For purposes of the Plan, the following terms are defined as follows:
(a)    “Accrued Compensation” means any unpaid annual base salary, unpaid vacation pay and other unpaid compensation, if applicable under applicable law or the terms of the applicable benefit plan, in each case accrued through the date of a Participant’s termination of employment.
(b)    “Base Salary” means a Participant’s annual base salary as in effect on the date of the Participant’s Qualifying Termination, but ignoring any decrease in annual base salary that forms the basis for a Resignation for Good Reason.
(c)    “Board” means the Board of Directors of the Company.
(d)    “Cause” means the occurrence of any of the following events that has a material negative impact on the business or reputation of the Company: (1) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (2) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (3) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (4) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (5) such Participant’s gross misconduct. Whether or not Cause exists with regard to any Participant shall be determined by the Board in its sole discretion, which determination shall be final and binding on such Participant.
(e)    “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(1)    any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the

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Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds 50% of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding; provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the 50% threshold, then a Change in Control shall be deemed to occur;
(2)    there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction, or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(3)    there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries; provided that a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition, shall not constitute a Change in Control; or
(4)    individuals who are members of the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.
(f)    “Change in Control Period” means (1) with respect to the Participant who is the Chief Executive Officer, the time period beginning one (1) day prior to the date of a Change in Control and ending twenty-four (24) months following the date of such Change in Control, and (2) with respect to any Participant who is a Senior Executive, the time period beginning one (1) day prior to the date of a Change in Control and ending eighteen (18) months following the date of such Change in Control.
(g)    “Change in Control Termination” means an Involuntary Termination that occurs during a Change in Control Period.
(h)    “Chief Executive Officer” means the individual who is the Chief Executive Officer of the Company at the time of a Qualifying Termination (or immediately prior to an event triggering a Resignation for Good Reason, if applicable).

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(i)    “COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended and any analogous provisions of applicable state law.
(j)    “Code” means the Internal Revenue Code of 1986, as amended.
(k)    “Common Stock” means the common stock of the Company.
(l)    “Entity” means a corporation, partnership, limited liability company or other legal entity formed in or existing under the laws of any jurisdiction.
(m)    “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
(n)    “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(o)    “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (1) the Company or any Subsidiary of the Company, (2) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (3) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (4) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (5) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(p)    “Involuntary Termination” means (1) a Participant’s dismissal or discharge by the Company for a reason other than death, disability or Cause, or (2) a Participant’s Resignation for Good Reason, in either case provided that such termination is a Separation from Service.
(q)    “Non-Change in Control Termination” means a Participant’s Involuntary Termination, not in connection with a liquidation, dissolution or winding up of the Company in which there will be no assets of the Company legally available for distribution to the Company’s stockholders, that occurs outside of a Change in Control Period.
(r)    “On-Target Bonus” means a Participant’s target annual bonus (under the Company’s annual bonus plan or program) for the fiscal year during which a Qualifying Termination occurs, calculated at 100% of target levels as specified in such Company bonus plan or program as in effect immediately prior to the date of the Qualifying Termination, but ignoring any decrease that forms the basis for a Resignation for Good Reason.
(s)    A person or Entity shall be deemed to “Own”, to have “Owned”, to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

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(t)    “Participant” means (1) the Chief Executive Officer, or (2) a Senior Executive, in any event who has received and returned a signed Participation Notice.
(u)    “Participation Notice” means the latest notice delivered by the Company to a Participant informing the Participant that he or she is eligible to participate in the Plan, in substantially in the form of EXHIBIT A to the Plan.
(v)    “Plan Administrator” means the Board or any committee of the Board duly authorized to administer the Plan. The Board may at any time administer the Plan, in whole or in part, notwithstanding that the Board has previously appointed a committee to act as the Plan Administrator.
(w)    “Qualifying Termination” means either a Change in Control Termination or a Non-Change in Control Termination.
(x)    “Resignation for Good Reason” means that the Participant resigns from all positions that he or she then holds with the Company and its affiliates if one of the following events occurs without the Participant’s consent: (1) a material reduction in the Participant’s total annual compensation, except that annual reviews and alterations of variable or target compensation consistent with the formulae applied to Participant’s peers shall not constitute Good Reason; (2) a material adverse change in the Participant’s authority, responsibilities or duties; (3) the Company’s requirement that the Participant relocate his or her primary work location to a location that would increase the Participant’s one way commute distance by more than 30 miles; or (4) any failure by any successor to the Company to assume, whether by operation of law or by contract, the Plan and all obligations under the Plan. For “Good Reason” to exist, the Participant must provide written notice to the Company’s General Counsel within 30 days immediately following such events, the Company must fail to remedy such event within 30 days after receipt of such notice, and the Participant’s resignation must be effective not later than 90 days, nor sooner than 30 days, after the expiration of such cure period.
(y)    “Senior Executive” means each individual who (1) is employed by the Company or one of its subsidiaries, and (2) has been expressly designated in writing by the Plan Administrator (in the case of an “officer” of the Company under Section 16(a) of the Exchange Act) or the Chief Executive Officer (in the case of a senior employee who is not an “officer” of the Company under Section 16(a) of the Exchange Act) as a “Participant” entitled to participate in the Plan; provided, however, that such individual shall not be deemed or designated as a “Participant” under this definition if the foregoing written designation has been rescinded or revoked, in writing, by the Plan Administrator or the Chief Executive Officer prior to the earlier of, as applicable, the date of an Involuntary Termination or the beginning of a Change in Control Period. For clarity, no individual shall be deemed a “Senior Executive” or a “Participant” hereunder if they are separately deemed a “Participant” under the TriNet Group, Inc. Key Employee Severance Benefit Plan, as amended from time to time, and any successor plan.
(z)    “Separation from Service” means a “separation from service” within the meaning of Treasury Regulations Section 1.409A-1(h), without regard to any alternative definition thereunder.

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(aa)     “Stock Awards” means outstanding stock options, restricted stock units or other stock awards granted to a Participant under the Company’s Amended and Restated 2009 Equity Incentive Plan, as may be amended from time to time, and any successor plan.
(bb)    “Subsidiary” means, with respect to the Company, (1) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (2) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
3.    ELIGIBILITY FOR BENEFITS.
(a)    Eligibility; Exceptions to Benefits. Subject to the terms and conditions of the Plan, the Company will provide the benefits described in Section 4 to the affected Participant. A Participant will not receive benefits under the Plan in the following circumstances, as determined by the Plan Administrator, in its sole discretion:
(1)    The Participant’s employment is terminated by either the Company or the Participant for any reason other than a Qualifying Termination.
(2)    The Participant has failed to execute and allow to become effective the Release (as defined and described below) within 60 days following the Participant’s Separation from Service.
In addition, subject to the terms and conditions of the Plan, in the event of a Non-Change in Control Termination, a Participant will not receive benefits under the Plan in the following circumstances, as determined by the Plan Administrator, in its sole discretion:
The Participant has failed to return all Company Property. For this purpose, “Company Property” means all paper and electronic Company documents (and all copies thereof) created and/or received by the Participant during his or her period of employment with the Company and other Company materials and property that the Participant has in his or her possession or control, including, without limitation, Company files, correspondence, emails, memoranda, notes, notebooks, drawings records, plans, forecasts, reports, studies, analyses, proposals, agreements, financial information, research and development information, sales and marketing information, operational and personnel information, specifications, code, software, databases, computer-recorded information, tangible property and equipment (including, without limitation, leased vehicles, computers, computer equipment, software programs, facsimile machines, mobile telephones, servers), credit and calling cards, entry cards, identification badges and keys, and any materials of any kind that contain or embody any proprietary or confidential information of the Company (and all reproductions thereof, in whole or in part). As a condition to receiving benefits under the Plan, a Participant must not make or retain copies, reproductions or summaries of any such Company documents, materials or property and must make a diligent search to locate any such documents, property and information. If the Participant has used any personally owned computer, server, or e-mail system to receive, store, review,

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prepare or transmit any Company confidential or proprietary data, materials or information, then within ten business days of receiving a written request from the Company to do so, the Participant must provide the Company with a computer-useable copy of all such information and then permanently delete and expunge such confidential or proprietary information from those systems. However, a Participant is not required to return his or her personal copies of documents evidencing the Participant’s hire, termination, compensation, benefits and stock options and any other documentation received as a stockholder of the Company. A Participant’s failure to return Company Property that is neither confidential nor material, such as an identification badge or calling card, will not, in and of itself, disqualify such Participant from receiving benefits under the Plan, provided that any such items of Company Property are subsequently returned to the Company upon request.
(b)    Termination of Benefits. A Participant’s right to receive benefits under the Plan will terminate immediately if, at any time prior to or during the period for which the Participant is receiving benefits under the Plan, the Participant, without the prior written approval of the Plan Administrator, willfully breaches a material provision of the Participant’s Proprietary Information and Invention Agreement with the Company or any similar or successor document (the “Confidentiality Agreement”) and/or any obligations of confidentiality, non-solicitation, non-disparagement, no conflicts or non-competition provision set forth in any other agreement between the Company or any subsidiary and a Participant (including, without limitation, the Participant’s employment agreement or offer letter) or under applicable law.
4.    PAYMENTS AND BENEFITS. Except as may otherwise be provided in a Participant’s Participation Notice, in the event of a Qualifying Termination, the Company will pay the Participant the Accrued Compensation, if any, within ten business days following the date of such Qualifying Termination, or such earlier date as may be required by applicable law. In addition, subject to Sections 5 and 6 and a Participant’s continued compliance with the provisions of any restrictive covenant agreement with the Company or any of its subsidiaries or affiliates, including, without limitation, the Participant’s Confidentiality Agreement, in the event of a Qualifying Termination, the Participant shall be entitled to the applicable payments and benefits described in this Section 4, subject to the terms and conditions of the Plan.
(a)    Cash Severance.
(1)    The Chief Executive Officer who is a Participant will receive as cash severance (the “CEO Cash Severance”) an amount equal to (i) in the case of a Non-Change in Control Termination only, the product of (A) the Chief Executive Officer’s Base Salary, and (B) three (3.00), and (ii) in the case of a Change in Control Termination only, the product of (A) the Chief Executive Officer’s Base Salary plus the Chief Executive Officer’s On-Target Bonus, and (B) two (2.00).
(2)    A Senior Executive who is a Participant will receive as cash severance (the “Senior Executive Cash Severance”) an amount equal to (i) in the case of a Non-Change in Control Termination only, the Senior Executive’s Base Salary, and (ii) in the case of a Change in Control Termination only, the Senior Executive’s Base Salary plus the Senior Executive’s On-Target Bonus.
(3)    The CEO Cash Severance or Senior Executive Cash Severance, as applicable, will be paid in a lump sum on the first payroll date that occurs more than five days after the date on which

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the applicable Release becomes effective (the “Release Effective Date”); provided, however, that no payments will be made prior to the 60th day following the Participant’s Separation from Service or later than 2 and 1/2 months following the end of the calendar year in which Participant’s Separation from Service occurs.
(b)    COBRA Benefits.
(1)    (i) In the event of a Non-Change in Control Termination of a Participant, if the Participant is eligible and has made the necessary elections for continuation coverage pursuant to COBRA under a health, dental or vision plan sponsored by the Company, the Participant will pay and the Company will reimburse the Participant, as and when due directly to the COBRA carrier, the COBRA premiums necessary to continue the COBRA coverage for the Participant and his or her eligible dependents until the earliest to occur of (A) with respect to the Chief Executive Officer, (x) the date that is eighteen (18) months after the Qualifying Termination, (y) the date on which such Participant becomes eligible for coverage under the group health insurance plans of a subsequent employer, and (z) the date on which such Participant is no longer eligible for continuation coverage under COBRA, and (B) with respect to a Senior Executive, (x) the date that is twelve (12) months after the Qualifying Termination, (y) the date on which such Participant becomes eligible for coverage under the group health insurance plans of a subsequent employer, and (z) the date on which such Participant is no longer eligible for continuation coverage under COBRA, and (ii) in the event of a Change in Control Termination of a Participant, if the Participant is eligible and has made the necessary elections for continuation coverage pursuant to COBRA under a health, dental or vision plan sponsored by the Company, the Participant will pay and the Company will reimburse the Participant, as and when due directly to the COBRA carrier, the COBRA premiums necessary to continue the COBRA coverage for the Participant and his or her eligible dependents until the earliest to occur of (A) with respect to the Chief Executive Officer, (x) the date that is twenty-four (24) months after the Qualifying Termination, (y) the date on which such Participant becomes eligible for coverage under the group health insurance plans of a subsequent employer, and (z) the date on which such Participant is no longer eligible for continuation coverage under COBRA, and (B) with respect to a Senior Executive, (x) the date that is twelve (12) months after the Qualifying Termination, (y) the date on which such Participant becomes eligible for coverage under the group health insurance plans of a subsequent employer, and (z) the date on which such Participant is no longer eligible for continuation coverage under COBRA (such applicable period from the date of such applicable Qualifying Termination, as applicable, the “COBRA Payment Period”).
(2)    Notwithstanding the foregoing, if at any time the Company determines, in its sole discretion, that the reimbursement of COBRA premiums hereunder is likely to result in a violation of the nondiscrimination rules of Section 105(h)(2) of the Code or any statute or regulation of similar effect (including, without limitation, the 2010 Patient Protection and Affordable Care Act, as amended by the 2010 Health Care and Education Reconciliation Act), then in lieu of reimbursing the COBRA premiums, the Company will instead pay the Participant, on the first day of each month of the remainder of the COBRA Payment Period, a fully taxable cash payment equal to the COBRA premiums for that month, grossed up to cover the applicable tax withholdings. To the extent applicable, on the first business day to occur on or after the 60th day following the date of the Participant’s Qualifying Termination, the Company will make the first payment under this Section 4(b)(ii) in a lump sum equal to the aggregate amount of payments that the

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Company would have paid through such date had such payments commenced on the Separation from Service through such 60th day, with the balance of the payments paid thereafter on the original schedule.
(3)    If the Participant becomes eligible for coverage under another employer’s group health plan or otherwise ceases to be eligible for COBRA during the applicable COBRA Payment Period, the Participant must immediately notify the Company of such event, and all payments and obligations under this section will cease. For purposes of this Section 4(b), references to COBRA also refer to analogous provisions of state law. Any applicable insurance premiums that are paid by the Company will not include any amounts payable by the Participant under a Code Section 125 health care reimbursement plan, which are the sole responsibility of the Participant.
(c)    Accelerated Equity Vesting.
(1)    With respect to the Chief Executive Officer who is a Participant, (A) in the event of a Non-Change in Control Termination, all Stock Awards with solely time-based vesting terms held by such Participant shall, on the Release Effective Date and in any event within 60 days following such Participant’s Separation from Service, be vested and, if applicable, exercisable, and all restrictions or repurchase rights applicable thereto shall lapse, to the extent they would have vested, become exercisable or lapsed on the date that is eighteen (18) months following his or her Non-Change in Control Termination as if employment had continued through such date, and (B) in the event of a Change in Control Termination, all Stock Awards with solely time-based vesting terms held by such Participant shall immediately be fully vested and, if applicable, fully exercisable, and all restrictions or repurchase rights applicable thereto shall immediately lapse in full, on the Release Effective Date and in any event within 60 days following such Participant’s Separation from Service.
(2)    With respect to a Senior Executive who is a Participant, (A) in the event of a Non-Change in Control Termination, all Stock Awards with solely time-based vesting terms held by such Participant shall, on the Release Effective Date and in any event within 60 days following such Participant’s Separation from Service, be vested and, if applicable, exercisable, and all restrictions or repurchase rights applicable thereto shall lapse, to the extent they would have vested, become exercisable or lapsed on the date that is twelve (12) months following his or her Non-Change in Control Termination as if employment had continued through such date, and (B) in the event of a Change in Control Termination, all Stock Awards with solely time-based vesting terms held by such Participant shall immediately be fully vested and, if applicable, fully exercisable, and all restrictions or repurchase rights applicable thereto shall immediately lapse in full, on the Release Effective Date and in any event within 60 days following such Participant’s Separation from Service.
(3)    For clarity, Stock Awards that contain vesting criteria based wholly or in part on the achievement of business or individual performance criteria or milestones will not be eligible for accelerated vesting pursuant to this Plan, but may be eligible for separate accelerated vesting benefits that may be contained in a Participant’s individual award agreement.

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5.    CONDITIONS AND LIMITATIONS ON BENEFITS.
(a)    Release. To be eligible to receive any benefits under the Plan, a Participant must sign a general waiver and release in substantially the form attached hereto as EXHIBIT B, EXHIBIT C or EXHIBIT D, as appropriate (the “Release”), and such release must become effective in accordance with its terms, in each case within the period of time set forth in the Release (but in any event within 60 days following the Qualifying Termination). The Plan Administrator, in its sole discretion, may modify the form of the required Release to comply with applicable law, and any such Release may be incorporated into a termination agreement or other agreement with the Participant.
(b)    Prior Agreements; Certain Reductions.
(1)    The Plan does not provide for duplication (in whole or in part) of severance benefits with any other agreement or plan. By signing a Participation Notice, a Participant is waiving his or her rights under, and terminating those provisions of, any employment agreement or severance agreement with the Company that provide for benefits on a Qualifying Termination in existence as of the date that the Participant signs such Participation Notice.
(2)    The Plan Administrator will reduce a Participant’s benefits under the Plan by any other statutory severance obligations or contractual severance benefits, obligations for pay in lieu of notice, and any other similar benefits payable to the Participant by the Company (or any successor thereto) that are due in connection with the Participant’s Qualifying Termination and that are in the same form as the benefits provided under the Plan (e.g., equity award vesting credit). Without limitation, this reduction includes a reduction for any benefits required pursuant to (1) any applicable legal requirement, including, without limitation, the Worker Adjustment and Retraining Notification Act, (2) a written employment, severance or equity award agreement with the Company, (3) any Company policy or practice providing for the Participant to remain on the payroll for a limited period of time after being given notice of the termination of the Participant’s employment, and (4) any required salary continuation, notice pay, statutory severance payment or other payments either required by local law, or owed pursuant to a collective labor agreement, as a result of the termination of the Participant’s employment. Except as set forth herein, the benefits provided under the Plan are intended to satisfy, to the greatest extent possible, and not to provide benefits duplicative of, any and all statutory, contractual and collective agreement obligations of the Company in respect of the form of benefits provided under the Plan that may arise out of a Qualifying Termination, and the Plan Administrator will so construe and implement the terms of the Plan. Reductions may be applied on a retroactive basis, with benefits previously provided being recharacterized as benefits pursuant to the Company’s statutory or other contractual obligations. The payments pursuant to the Plan are in addition to, and not in lieu of, any unpaid salary, bonuses or employee welfare benefits to which a Participant may be entitled for the period ending with the Participant’s Qualifying Termination.
(c)    Mitigation. Except as otherwise specifically provided in the Plan, a Participant will not be required to mitigate damages or the amount of any payment provided under the Plan by seeking other employment or otherwise, nor will the amount of any payment provided for under the Plan be reduced by any compensation earned by a Participant as a result of employment by another employer or any retirement

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benefits received by such Participant after the date of the Participant’s termination of employment with the Company (except as provided for in Section 5(b)).
(d)    Indebtedness of Participants. To the extent permitted under applicable law, if a Participant is indebted to the Company on the effective date of a Participant’s Qualifying Termination, the Company reserves the right to offset the payment of any benefits under the Plan by the amount of such indebtedness. Such offset will be made in accordance with all applicable laws. The Participant’s execution of the Participation Notice constitutes knowing written consent to the foregoing.
(e)    Parachute Payments.
(1)    Except as otherwise expressly provided in an agreement between a Participant and the Company, if any payment or benefit the Participant would receive in connection with a Change in Control from the Company or otherwise (a “Payment”) would (A) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (B) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Payment will be equal to the Reduced Amount. The “Reduced Amount” will be either (i) the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax, or (ii) the largest portion, up to and including the total, of the Payment, whichever amount ((i) or ii)), after taking into account all applicable federal, state, provincial, foreign, and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in the Participant’s receipt, on an after-tax basis, of the greatest economic benefit notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in payments or benefits constituting “parachute payments” is necessary so that the Payment equals the Reduced Amount, reduction will occur in the following order: (1) reduction of cash payments; (2) cancellation of accelerated vesting of Stock Awards other than stock options; (3) cancellation of accelerated vesting of stock options; and (4) reduction of other benefits paid to the Participant. Within any such category of Payments (that is, (1), (2), (3) or (4)), a reduction will occur first with respect to amounts that are not “deferred compensation” within the meaning of Section 409A of the Code and then with respect to amounts that are “deferred compensation.” In the event that acceleration of vesting of stock award compensation is to be reduced, such acceleration of vesting will be cancelled in the reverse order of the date of grant of the Participant’s applicable type of stock award (i.e., earliest granted Stock Awards are cancelled last). If Section 409A of the Code is not applicable by law to a Participant, the Company will determine whether any similar law in the Participant’s jurisdiction applies and should be taken into account.
(2)    The Company shall appoint a nationally recognized independent registered public accounting firm or other professional firm to make the determinations required hereunder. The Company shall bear all expenses with respect to the determinations by such professional firm required to be made hereunder. Any good faith determinations of the professional firm made hereunder shall be final, binding and conclusive upon the Company and the Participant.
6.    TAX MATTERS.
(a)    Application of Code Section 409A. This Plan and the payments and benefits hereunder are intended to be exempt from the requirements of Section 409A of the Code and the applicable guidance

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and regulations thereunder (collectively, “Section 409A”), to the maximum extent possible, whether pursuant to the short-term deferral exception to Section 409A described in Treasury Regulation Section 1.409A-1(b)(4), the involuntary separation pay plan exception to Section 409A described in Treasury Regulation Section 1.409A-1(b)(9)(iii), or otherwise. Notwithstanding anything herein to the contrary, (1) if at the time of Participant’s termination of employment with the Company, the Participant is a “specified employee” as defined in Section 409A, and the deferral of the commencement of any payments or benefits otherwise payable hereunder as a result of such termination of employment is necessary in order to prevent any accelerated or additional tax under Section 409A, then the Company will defer the commencement of the payment of any such payments or benefits hereunder (without any reduction in such payments or benefits ultimately paid or provided to Participant) until the first business day to occur following the date that is six months following Participant’s termination of employment with the Company (or the earliest date as is permitted under Section 409A including Participant’s death); and (2) if any other payments of money or other benefits due to Participant hereunder could cause the application of an accelerated or additional tax under Section 409A, such payments or other benefits shall be deferred if deferral will make such payment or other benefits compliant under Section 409A, or otherwise such payment or other benefits shall be restructured, to the extent possible, in a manner, determined by the Board, that does not cause such an accelerated or additional tax. In the event that payments under the Plan are deferred pursuant to this Section 6 in order to prevent any accelerated tax or additional tax under Section 409A, then such payments shall be paid at the time specified under this Section 6 without any interest thereon. Notwithstanding anything to the contrary herein, to the extent required by Section 409A, a termination of employment shall not be deemed to have occurred for purposes of any provision of the Plan providing for the payment of amounts or benefits upon or following a termination of employment unless such termination is also a “separation from service” within the meaning of Section 409A and, for purposes of any such provision of this Agreement, references to a “resignation,” “termination,” “termination of employment” or like terms shall mean separation from service. For purposes of Section 409A, each payment made under the Plan shall be designated as a “separate payment” within the meaning of the Section 409A. Notwithstanding anything to the contrary herein, except to the extent any expense, reimbursement or in-kind benefit provided pursuant to the Plan does not constitute a “deferral of compensation” within the meaning of Section 409A, (A) the amount of expenses eligible for reimbursement or in-kind benefits provided to a Participant during any calendar year will not affect the amount of expenses eligible for reimbursement or in-kind benefits provided to a Participant in any other calendar year; (B) the reimbursements for expenses for which a Participant is entitled to be reimbursed shall be made on or before the last day of the calendar year following the calendar year in which the applicable expense is incurred; and (C) the right to payment or reimbursement or in-kind benefits hereunder may not be liquidated or exchanged for any other benefit.
(b)    Withholding. All payments and benefits under the Plan will be subject to all applicable deductions and withholdings, including, without limitation, obligations to withhold for federal, state, provincial, foreign and local income and employment taxes.
(c)    Tax Advice. By becoming a Participant in the Plan, the Participant agrees to review with the Participant’s own tax advisors the federal, state, provincial, local, and foreign tax consequences of participation in the Plan. The Participant will rely solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that Participant (and not

11.

the Company) will be responsible for his or her own tax liability that may arise as a result of becoming a Participant in the Plan.
7.    REEMPLOYMENT. In the event of a Participant’s reemployment by the Company during the period of time in respect of which severance benefits have been provided (that is, benefits as a result of a Qualifying Termination), the Company, in its sole and absolute discretion, may require such Participant to repay to the Company all or a portion of such severance benefits as a condition of reemployment.
8.    CLAWBACK; RECOVERY. All payments and severance benefits provided under the Plan will be subject to recoupment in accordance with the TriNet Group, Inc. Executive Compensation Clawback Policy, as amended, any successor thereto or any other clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in the Participation Notice, as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason,” Resignation for Good Reason, constructive termination, or any similar term under any plan of or agreement with the Company.
9.    RIGHT TO INTERPRET PLAN; AMENDMENT AND TERMINATION.
(a)    Exclusive Discretion. Outside of a Change in Control Period, the Plan Administrator will have the exclusive discretion and authority to establish rules, forms, and procedures for the administration of the Plan and to construe and interpret the Plan and to decide any and all questions of fact, interpretation, definition, computation or administration arising in connection with the operation of the Plan, including, without limitation, the eligibility to participate in the Plan, the amount of benefits paid under the Plan and any adjustments that need to be made in accordance with the laws applicable to a Participant, and, outside of a Change in Control Period, the rules, interpretations, computations and other actions of the Plan Administrator will be binding and conclusive on all persons.
(b)    Amendment or Termination. Outside of a Change in Control Period, the Company reserves the right to amend or terminate the Plan, any Participation Notice issued pursuant to the Plan or the benefits provided hereunder at any time; provided, however, that no such amendment or termination will apply to any Participant until such Participant has received six (6) months written notice of such amendment or termination. During a Change in Control Period, the Company may not amend or terminate the Plan in a manner adverse to any Participant unless such Participant consents in writing to such amendment or termination. Any such action amending or terminating the Plan or any Participation Notice will be in writing and executed by a duly authorized officer of the Company.
10.    NO IMPLIED EMPLOYMENT CONTRACT. The Plan will not be deemed (a) to give any employee or other person any right to be retained in the employ of the Company, or (b) to interfere with the right of the Company to discharge any employee or other person at any time, with or without Cause, and with or without advance notice, which right is hereby reserved.

12.

11.    LEGAL CONSTRUCTION. The Plan, excluding Exhibits B, C and D, will be governed by and construed under the laws of the State of California (without regard to principles of conflict of laws), except to the extent preempted by ERISA. Exhibits B, C, and D will be governed by the laws of the state designated therein.
12.    CLAIMS, INQUIRIES AND APPEALS.
(a)    Applications for Benefits and Inquiries. Any application for benefits, inquiries about the Plan or inquiries about present or future rights under the Plan must be submitted to the Plan Administrator in writing by an applicant (or his or her authorized representative). The Plan Administrator is set forth in Section 14(d).
(b)    Denial of Claims. In the event that any application for benefits is denied in whole or in part, the Plan Administrator must provide the applicant with written or electronic notice of the denial of the application, and of the applicant’s right to review the denial. Any electronic notice will comply with the regulations of the U.S. Department of Labor. The notice of denial will be set forth in a manner designed to be understood by the applicant and will include the following:
(1)    the specific reason or reasons for the denial;
(2)    references to the specific Plan provisions upon which the denial is based;
(3)    a description of any additional information or material that the Plan Administrator needs to complete the review and an explanation of why such information or material is necessary; and
(4)    an explanation of the Plan’s review procedures and the time limits applicable to such procedures, including a statement of the applicant’s right to bring a civil action under Section 502(a) of ERISA following a denial on review of the claim, as described in Section 12(d).
The notice of denial will be given to the applicant within 90 days after the Plan Administrator receives the application, unless special circumstances require an extension of time, in which case, the Plan Administrator has up to an additional 90 days for processing the application. If an extension of time for processing is required, written notice of the extension will be furnished to the applicant before the end of the initial 90 day period.
The notice of extension will describe the special circumstances necessitating the additional time and the date by which the Plan Administrator is to render its decision on the application.
(c)    Request for a Review. Any person (or that person’s authorized representative) for whom an application for benefits is denied, in whole or in part, may appeal the denial by submitting a request for a review to the Plan Administrator within 60 days after the application is denied. A request for a review will be in writing and will be addressed to:
TriNet Group, Inc.
Attn: Chief Legal Officer
One Park Place, Suite 600

13.

Dublin, CA 94568
A request for review must set forth all of the grounds on which it is based, all facts in support of the request and any other matters that the applicant feels are pertinent. The applicant (or his or her representative) will have the opportunity to submit (or the Plan Administrator may require the applicant to submit) written comments, documents, records, and other information relating to his or her claim. The applicant (or his or her representative) will be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to his or her claim. The review will take into account all comments, documents, records and other information submitted by the applicant (or his or her representative) relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.
(d)    Decision on Review. The Plan Administrator will act on each request for review within 60 days after receipt of the request, unless special circumstances require an extension of time (not to exceed an additional 60 days), for processing the request for a review. If an extension for review is required, written notice of the extension will be furnished to the applicant within the initial 60 day period. This notice of extension will describe the special circumstances necessitating the additional time and the date by which the Plan Administrator is to render its decision on the review. The Plan Administrator will give prompt, written or electronic notice of its decision to the applicant. Any electronic notice will comply with the regulations of the U.S. Department of Labor. In the event that the Plan Administrator confirms the denial of the application for benefits, in whole or in part, the notice will set forth, in a manner designed to be understood by the applicant, the following:
(1)    the specific reason or reasons for the denial;
(2)    references to the specific Plan provisions upon which the denial is based;
(3)    a statement that the applicant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to his or her claim; and
(4)    a statement of the applicant’s right to bring a civil action under Section 502(a) of ERISA.
(e)    Rules and Procedures. The Plan Administrator will establish rules and procedures, consistent with the Plan and with ERISA, as necessary and appropriate in carrying out its responsibilities in reviewing benefit claims. The Plan Administrator may require an applicant who wishes to submit additional information in connection with an appeal from the denial of benefits to do so at the applicant’s own expense.
(f)    Exhaustion of Remedies. No legal action for benefits under the Plan may be brought until the applicant (i) has submitted a written application for benefits in accordance with the procedures described by Section 12(a), (ii) has been notified by the Plan Administrator that the application is denied, (iii) has filed a written request for a review of the application in accordance with the appeal procedure described in Section 12(c), and (iv) has been notified that the Plan Administrator has denied the appeal. Notwithstanding the foregoing, if the Plan Administrator does not respond to an applicant’s claim or appeal within the relevant

14.

time limits specified in this Section 12, the applicant may bring legal action for benefits under the Plan pursuant to Section 502(a) of ERISA.
13.    BASIS OF PAYMENTS TO AND FROM PLAN. All benefits under the Plan will be paid by the Company. The Plan will be unfunded, and benefits hereunder will be paid only from the general assets of the Company.
14.    OTHER PLAN INFORMATION.
(a)    Employer and Plan Identification Numbers. The Employer Identification Number assigned to the Company (which is the “Plan Sponsor” as that term is used in ERISA) by the Internal Revenue Service is 95-3359658. The Plan Number assigned to the Plan by the Plan Sponsor pursuant to the instructions of the Internal Revenue Service is 102.
(b)    Ending Date for Plan’s Fiscal Year. The date of the end of the fiscal year for the purpose of maintaining the Plan’s records is December 31.
(c)    Agent for the Service of Legal Process. The agent for the service of legal process with respect to the Plan is:
TriNet Group, Inc.
Attn: Chief Legal Officer
One Park Place, Suite 600
Dublin, CA 94568

(d)    Plan Sponsor and Administrator. The “Plan Sponsor” and the “Plan Administrator” of the Plan is:
TriNet Group, Inc.
Attn: Chief Legal Officer
One Park Place, Suite 600
Dublin, CA 94568
The Plan Sponsor’s and Plan Administrator’s telephone number is (510) 352-5000. The Plan Administrator is the named fiduciary charged with the responsibility for administering the Plan.

15.    STATEMENT OF ERISA RIGHTS.
Participants in the Plan (which is a welfare benefit plan sponsored by the Company) are entitled to certain rights and protections under ERISA. For the purposes of this Section 15 and, under ERISA, Participants are entitled to:

Receive Information About the Plan and Benefits

15.

(a)    Examine, without charge, at the Plan Administrator’s office and at other specified locations, such as worksites, all documents governing the Plan and a copy of the latest annual report (Form 5500 Series), if applicable, filed by the Plan with the U.S. Department of Labor and available at the Public Disclosure Room of the Employee Benefits Security Administration;
(b)    Obtain, upon written request to the Plan Administrator, copies of documents governing the operation of the Plan and copies of the latest annual report (Form 5500 Series), if applicable, and an updated (as necessary) Summary Plan Description. The Plan Administrator may make a reasonable charge for the copies; and
(c)    Receive a summary of the Plan’s annual financial report, if applicable. The Plan Administrator is required by law to furnish each participant with a copy of this summary annual report.
Prudent Actions By Plan Fiduciaries
In addition to creating rights for Plan participants, ERISA imposes duties upon the people who are responsible for the operation of the employee benefit plan. The people who operate the Plan, called “fiduciaries” of the Plan, have a duty to do so prudently and in the interest of each Plan Participant and their beneficiaries. No one, including a Participant’s employer, a Participant’s union or any other person, may fire a Participant or otherwise discriminate against a Participant in any way to prevent a Participant’s from obtaining a Plan benefit or exercising a Participant’s rights under ERISA.
Enforcement of Participant Rights
If a Participant’s claim for a Plan benefit is denied or ignored, in whole or in part, a Participant has a right to know why this was done, to obtain copies of documents relating to the decision without charge, and to appeal any denial, all within certain time schedules.
Under ERISA, there are steps a Participant can take to enforce the above rights. For instance, if a Participant request a copy of Plan documents or the latest annual report from the Plan, if applicable, and does not receive them within 30 days, the Participant may file suit in a federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay the Participant up to $110 a day until the Participant receive the materials, unless the materials were not sent because of reasons beyond the control of the Plan Administrator.
If a Participant has a claim for benefits that is denied or ignored, in whole or in part, the Participant may file suit in a state or federal court.
If a Participant is discriminated against for asserting the Participant’s rights, the Participant may seek assistance from the U.S. Department of Labor, or the Participant may file suit in a federal court. The court will decide who should pay court costs and legal fees. If the Participant is successful, the court may order the person the Participant has sued to pay these costs and fees. If the Participant loses, the court may order the Participant to pay these costs and fees, for example, if it finds the Participant’s claim is frivolous.
Assistance With Questions

16.

If a Participant has any questions about the Plan, the Participant should contact the Plan Administrator. If a Participant has any questions about this statement or about the Participant’s rights under ERISA, or if a Participant needs assistance in obtaining documents from the Plan Administrator, the Participant should contact the nearest office of the Employee Benefits Security Administration, U.S. Department of Labor, listed in the telephone directory or the Division of Technical Assistance and Inquiries, Employee Benefits Security Administration, U.S. Department of Labor, 200 Constitution Avenue N.W., Washington, D.C. 20210. A Participant may also obtain certain publications about the Participant’s rights and responsibilities under ERISA by calling the publications hotline of the Employee Benefits Security Administration.
16.    GENERAL PROVISIONS.
(a)    Notices. Any notice, demand or request required or permitted to be given by either the Company or a Participant pursuant to the terms of the Plan will be in writing and will be deemed given when delivered personally, when received electronically (including email addressed to the Participant’s Company email account and to the Company email account of the Company’s General Counsel), or deposited in the U.S. Mail, First Class with postage prepaid, and addressed to the parties, in the case of the Company, at the address set forth in Section 12(d), in the case of a Participant, at the address as set forth in the Company’s employment file maintained for the Participant as previously furnished by the Participant or such other address as a party may request by notifying the other in writing.
(b)    Transfer and Assignment. The rights and obligations of a Participant under the Plan may not be transferred or assigned without the prior written consent of the Company. The Plan will be binding upon any surviving Entity resulting from a Change in Control and upon any other person who is a successor by merger, acquisition, consolidation or otherwise to the business formerly carried on by the Company without regard to whether or not such person or entity actively assumes the obligations hereunder.
(c)    Waiver. Any party’s failure to enforce any provision or provisions of the Plan will not in any way be construed as a waiver of any such provision or provisions, nor prevent any party from thereafter enforcing each and every other provision of the Plan. The rights granted to the parties herein are cumulative and will not constitute a waiver of any party’s right to assert all other legal remedies available to it under the circumstances.
(d)    Severability. Should any provision of the Plan be declared or determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired.
(e)    Section Headings. Section headings in the Plan are included only for convenience of reference and will not be considered part of the Plan for any other purpose.
EXHIBIT A
TRINET GROUP, INC.
AMENDED AND RESTATED SEVERANCE BENEFIT PLAN
PARTICIPATION NOTICE
To:
Date:
TriNet Group, Inc. (the “Company”) has adopted the TriNet Group, Inc. Amended and Restated Severance Benefit Plan (the “Plan”). The Company is providing you this Participation Notice to inform you that you have been designated as a “Participant” under, the Plan. A copy of the Plan document is attached to this Participation Notice. The terms and conditions of your participation in the Plan are as set forth in the Plan and this Participation Notice, which together constitute the Summary Plan Description for the Plan.
You understand that by accepting your status as a Participant in the Plan, you are waiving your rights to receive any severance benefits on any type of termination of employment under any other contract or agreement with the Company[ including, but not limited to, the severance benefit provisions set forth in Section [_______] of your employment agreement with the Company, dated [_________], which severance benefit provisions will terminate by the mutual agreement of you and the Company as of the date that you sign this Participation Notice].
By accepting participation, you represent that you have either consulted your personal tax or financial planning advisor about the tax consequences of your participation in the Plan, or you have knowingly declined to do so.
Please return a signed copy of this Participation Notice to [________________] at [____________] and retain a copy of this Participation Notice, along with the Plan document, for your records.

TRINET GROUP, INC. Signature: Printed Name: Title: PARTICIPANT Signature: Printed Name:
EXHIBIT B
RELEASE AGREEMENT
[EMPLOYEES AGE 40 OR OVER; INDIVIDUAL TERMINATION]
I understand that my employment with TriNet Group, Inc. or one of its subsidiaries (the “Company”) will terminate effective [ ] (the “Termination Date”). The Company has agreed that if I choose to sign this Release Agreement (“Release”) and not revoke it, the Company will, as severance benefits, pay me the severance benefits set forth in Section 4 of the TriNet Group, Inc. Amended and Restated Executive Severance Benefit Plan adopted by the Company’s Board of Directors on May 18, 2017 (the “Plan”), provided I comply with the terms and conditions of the Plan relating to payment of such severance benefits. I understand that if I resign before the Termination Date, this Release is null and void.
1.    Accrued Wages and PTO. I understand that all such severance benefits shall be subject to standard withholdings and deductions for such payments. I understand that, other than the Company’s obligation and right to withhold, I will be responsible for any and all taxes, interest and penalties that may be imposed with respect to the payments contemplated by this Release (including, but not limited to, those imposed under Internal Revenue Code Section 409A). I understand that, regardless of whether I sign this Release, the Company will pay me all of my accrued wages and accrued and unused paid time off (“PTO”) through the Termination Date, to which I am entitled by law.
2.    Post-employment obligations. I acknowledge my continuing obligations under any prior agreement I signed regarding confidentiality, trade secrets, inventions, nonsolicitation or unfair competition, including my Proprietary Information and Inventions Agreement, referenced in Section 3 of the Plan, including, without limitation, my obligations: (1) for the one (1) year period immediately following the Termination Date, not to either directly or indirectly, solicit or attempt to solicit any employee, independent contractor, or consultant of the Company to terminate his, her or its relationship with the Company in order to become an employee, consultant, or independent contractor to or for any other person or entity; and (2) to return all Company property and materials in my possession or control.
3.    Expense Reimbursement. I understand that I will not have access to the TriNet Expense site upon my Termination Date. I agree that, for any expenses I do not submit via the TriNet Expense site before my Termination Date, within 10 calendar days of the Termination Date, I will submit via email to my manager/approver a spreadsheet documenting my final expense reimbursement request for expenses incurred through my Termination Date. For each expense, I will list the merchant name, expense type, expense amount, client, attendee(s), and relevant notes. I understand all relevant receipts must be attached to the email, as well. Once my TriNet manager/approver receives the email, they will review it for accuracy and policy compliance before it is processed in accordance with TriNet’s regular practice. Once processed, I will be sent any reimbursement owed by check to my last known mailing address.
4.    Return of Company Property. By the Termination Date, I agree to return to the Company all hard copy and electronic documents (and all copies thereof) and other Company property that I have had in my possession at any time, including, but not limited to, files, notes, drawings, records, business plans and forecasts, financial information, specifications, computer-recorded information (including email), tangible property (laptop computer, cell phone, PDA, etc.), credit cards, entry cards, identification badges and keys; and, any materials of any kind that contain or embody any proprietary or confidential information of the Company (and all reproductions thereof). If I discover after the Termination Date that I have retained any Company proprietary or confidential information, I agree, immediately upon discovery, to contact TriNet and make arrangements for returning the information.

5.    Confidentiality. Except as provided in Section 7, I will hold in strictest confidence the existence of this Release and the content of its provisions and will not publicize or disclose them in any manner whatsoever; provided, however, that I understand I may disclose this Release in confidence: (a) to my spouse or partner; (b) to my attorney, accountant, auditor, tax preparer, and financial advisor, provided that such individuals first agree that they will treat such information as strictly confidential and that I agree to be responsible for any disclosure by any such individual as if I had made the disclosure; and (c) as necessary to enforce its terms or as otherwise required by law.
6.    Release of all claims.    In consideration for the severance benefits referenced above, I hereby generally and completely release the Company and its affiliates, and its and their parents, subsidiaries, successors, predecessors and affiliates, and its and their partners, members, directors, officers, employees, stockholders, shareholders, agents, attorneys, predecessors, insurers, affiliates and assigns (collectively, the “Released Parties”), of and from any and all claims, liabilities and obligations, both known and unknown, that arise out of or are in any way related to events, acts, conduct, or omissions occurring at any time prior to or on the date I sign this Release (collectively, the “Released Claims”). The Released Claims include, but are not limited to: (a) all claims arising out of or in any way related to my employment with the Company and its affiliates, or their affiliates, or the termination of that employment; (b) all claims related to my compensation or benefits, including salary, bonuses, commissions, vacation pay, expense reimbursements, severance pay, fringe benefits, stock, stock options, or any other ownership interests in the Company and its affiliates, or their affiliates; (c) all claims for breach of contract, wrongful termination, and breach of the implied covenant of good faith and fair dealing; (d) all tort claims, including claims for fraud, defamation, emotional distress, and discharge in violation of public policy; and (e) all federal, state, provincial and local statutory claims, including claims for discrimination, harassment, retaliation, attorneys’ fees, or other claims arising under the Civil Rights Act of 1964; the Americans with Disabilities Act of 1990; the Age Discrimination in Employment Act (“ADEA”); the Employee Retirement Income Security Act of 1974; the Family and Medical Leave Act (“FMLA”); the National Labor Relations Act; the Worker Adjustment and Retraining Notification Act; the California Labor Code; the California Fair Employment and Housing Act (Cal. Gov’t Code §12900 et seq.); the California Family Rights Act (Cal. Gov. Code §12945.2); the California Spousal Military Leave Law (Cal. Mil. & Vet. Code §395.10); the California WARN Act (Cal. Lab. Code §1400 et seq.); and any amendments to the foregoing. Excluded from this Release are any claims which by law cannot be waived in a private agreement between an employer and employee.

7.    No Interference with Rights. Notwithstanding the foregoing, I understand that the following rights or claims are not included in my Release (the “Excluded Claims”): (a) any rights or claims for indemnification I may have pursuant to any fully executed indemnification agreement with the Company or its affiliate to which I am a party; the charter, bylaws, or operating agreements of the Company or its affiliate; or under applicable law; (b) any rights or claims which cannot be waived as a matter of law; or (c) any claims for breach of the Plan arising after the date that I sign this Release. In addition, I understand that nothing in this Release prevents me from filing, cooperating with, or participating in any proceeding before the Equal Employment Opportunity Commission, the Department of Labor, National Labor Relations Board, the Securities Exchange Commission (the “SEC”) or any other federal, state or local government agency, except that I hereby waive my right to any monetary benefits in connection with any such claim, charge or proceeding other than a monetary award payable by the SEC in connection with the disclosure of possible legal violations. I hereby represent and warrant that, other than the Excluded Claims, I am not aware of any claims I have or might have against the Released Parties that are not included in the Released Claims. I understand that nothing in this Release limits me from exercising rights under Section 7 of the NLRA to engage in protected, concerted activity with other employees, although by signing this Release I am waiving rights to individual relief (including backpay, frontpay, reinstatement or other legal or equitable relief) in any charge, complaint, or lawsuit or other proceeding brought by me or on my behalf by any third party, except for any right I may have to receive a payment or award from a government agency (and not the Company) for information provided to the government agency or otherwise where prohibited.

8.    Review and revocation. I acknowledge that I am knowingly and voluntarily waiving and releasing any rights I may have under the ADEA, and that the consideration given under the Plan for the waiver and release in the preceding paragraphs hereof is in addition to anything of value to which I was already entitled. I further acknowledge that I have been advised by this writing, as required by the ADEA, that: (a) my waiver and release do not apply to any rights or claims that may arise after the date I sign this Release; (b) I should consult with an attorney prior to signing this Release (although I may choose voluntarily not to do so); (c) I have 21 days to consider this Release (although I may choose voluntarily to sign this Release earlier); (d) I have seven (7) days following the date I sign this Release to revoke the Release by providing written notice of my revocation to an office of the Company; and (e) this Release will not be effective until the date upon which the revocation period has expired, which will be the eighth day after I sign this Release. I further acknowledge that any changes to the Release, whether material or immaterial, do not restart the running of the 21-day consideration period.

9.    Waiver. In giving the releases set forth in this Release, which include claims which may be unknown or unsuspected by me at present, I acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.” I hereby expressly waive and relinquish all rights and benefits under that section and any law or legal principle of similar effect in any jurisdiction with respect to the releases granted herein, including but not limited to the release of unknown and unsuspected claims granted in this Release.

10.    Trade Secrets Act. Pursuant to the Defend Trade Secrets Act of 2016, I understand that: An individual shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: – (a) is made in (i) confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding, if such filing is made under seal. Further, an individual who files a lawsuit alleging retaliation by an employer for reporting a suspected violation of law may disclose the employer’s trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual: (a) files any document containing the trade secret under seal; and (b) does not disclose the trade secret, except pursuant to court order.

11.    Employment Rights. I hereby waive any and all rights to employment or re-employment with the Company or any successor or affiliated organization (“Related Entity”). I agree that the Company and the Related Entities have no obligation, contractual or otherwise, to employ or re-employ me, now or in the future, either directly or indirectly, on a full-time, part-time, or temporary basis, including, but not limited to, utilizing my services as a temporary employee, worker, or contractor through any temporary service providers, vendors, or agencies.

12.    Acknowledgements and Representations. I hereby represent and warrant that: (a) I have been paid all compensation owed and for all time worked, as well as benefits and other amounts that any of the Released Parties have ever owed to me, and I understand that I will not receive any additional compensation, severance, or benefits after the Termination Date, with the exception of the severance benefits that I am entitled to under this Plan and any vested right I may have under the terms of a written ERISA-qualified benefit plan; (b) I have received all the leave and leave benefits and protections for which I am eligible pursuant to FMLA, CFRA, the Company’s policies, or applicable law; (c) I have not suffered any on-the-job injury or illness for which I have not already filed a workers’ compensation claim; (d) I have not suffered any discrimination or harassment by any of the Released Parties on account of my race, color, gender, ancestry, national origin, religion, marital or registered domestic partner status, sexual orientation, age, disability, medical condition or any other characteristic protected by law; (e) I have not filed any charges, complaints, grievances, arbitrations, lawsuits, or claims against the Released Parties, with any local, state, or federal agency, union or court from the beginning of time to the date of execution of this Release; and (f) I have had the opportunity to provide the Company with written notice of any and all concerns regarding suspected ethical and compliance issues or violations on the part of the Company or any other Released Parties.

13.    Miscellaneous. I acknowledge that this Release, constitutes the complete, final, and exclusive embodiment of the entire Release between me and the Company about this subject matter. It is entered into without reliance on any promise or representation, written or oral, other than those expressly contained herein, and it supersedes any other such promises, warranties or representations. This Release may not be modified or amended except in a writing signed by both me and a duly authorized officer of the Company. This Release will bind the heirs, personal representatives, successors, and assigns of both me and the Company, and inure to the benefit of both me and the Company, their heirs, successors and assigns. If any provision of this Release is determined to be invalid or unenforceable, in whole or in part, this determination will not affect any other provision of this Release and the provision in question will be modified by the court so as to be rendered enforceable. This Release will be deemed to have been entered into and will be construed and enforced in accordance with the laws of the State of ____________.

I acknowledge that for this Release to become effective, I must sign and return it to the Company so that it is received no sooner than the Termination Date and no later than 21 days following the date it is provided to me. If I sign and return the Release before the 21-day consideration period, I knowingly and voluntarily waive the remainder of the 21-day consideration period. I understand that having waived some portion of that 21-day consideration period, TriNet may expedite the processing of benefits provided to me in exchange for signing this Release. The Release will be effective the eighth day after I sign it, if I do not revoke it in the meantime.

PARTICIPANT Signature: Printed Name: Date:______________________________________

17.

EXHIBIT C
RELEASE AGREEMENT
[EMPLOYEES AGE 40 OR OVER; GROUP TERMINATION]
I understand that my employment with TriNet Group, Inc. or one of its subsidiaries (the “Company”) will terminate effective [ ] (the “Termination Date”). The Company has agreed that if I choose to sign this Release Agreement (“Release”) and not revoke it, the Company will, as severance benefits, pay me the severance benefits set forth in Section 4 of the TriNet Group, Inc. Amended and Restated Executive Severance Benefit Plan adopted by the Company’s Board of Directors on May 18, 2017 (the “Plan”), provided I comply with the terms and conditions of the Plan relating to payment of such severance benefits. I understand that if I resign before the Termination Date, this Release is null and void.
1.    Accrued Wages and PTO. I understand that all such severance benefits shall be subject to standard withholdings and deductions for such payments. I understand that, other than the Company’s obligation and right to withhold, I will be responsible for any and all taxes, interest and penalties that may be imposed with respect to the payments contemplated by this Release (including, but not limited to, those imposed under Internal Revenue Code Section 409A). I understand that, regardless of whether I sign this Release, the Company will pay me all of my accrued wages and accrued and unused paid time off (“PTO”) through the Termination Date, to which I am entitled by law.
2.    Post-employment obligations. I acknowledge my continuing obligations under any prior agreement I signed regarding confidentiality, trade secrets, inventions, nonsolicitation or unfair competition, including my Proprietary Information and Inventions Agreement, referenced in Section 3 of the Plan, including, without limitation, my obligations: (1) for the one (1) year period immediately following the Termination Date, not to either directly or indirectly, solicit or attempt to solicit any employee, independent contractor, or consultant of the Company to terminate his, her or its relationship with the Company in order to become an employee, consultant, or independent contractor to or for any other person or entity; and (2) to return all Company property and materials in my possession or control.
3.    Expense Reimbursement. I understand that I will not have access to the TriNet Expense site upon my Termination Date. I agree that, for any expenses I do not submit via the TriNet Expense site before my Termination Date, within 10 calendar days of the Termination Date, I will submit via email to my manager/approver a spreadsheet documenting my final expense reimbursement request for expenses incurred through my Termination Date. For each expense, I will list the merchant name, expense type, expense amount, client, attendee(s), and relevant notes. I understand all relevant receipts must be attached to the email, as well. Once my TriNet manager/approver receives the email, they will review it for accuracy and policy compliance before it is processed in accordance with TriNet’s regular practice. Once processed, I will be sent any reimbursement owed by check to my last known mailing address.
4.    Return of Company Property. By the Termination Date, I agree to return to the Company all hard copy and electronic documents (and all copies thereof) and other Company property that I have had in my possession at any time, including, but not limited to, files, notes, drawings, records, business plans and forecasts, financial information, specifications, computer-recorded information (including email), tangible property (laptop computer, cell phone, PDA, etc.), credit cards, entry cards, identification badges and keys; and, any materials of any kind that contain or embody any proprietary or confidential information of the Company (and all reproductions thereof). If I discover after the Termination Date that I have retained any Company proprietary or confidential information, I agree, immediately upon discovery, to contact TriNet and make arrangements for returning the information.
5.    Confidentiality. Except as provided in Section 7, I will hold in strictest confidence the existence of this Release and the content of its provisions and will not publicize or disclose them in any manner whatsoever; provided, however, that I understand I may disclose this Release in confidence: (a) to my spouse or partner; (b) to my attorney, accountant, auditor, tax preparer, and financial advisor, provided that such individuals first agree that they will treat such information as strictly confidential and that I agree to be responsible for any disclosure by any such individual as if I had made the disclosure; and (c) as necessary to enforce its terms or as otherwise required by law.
6.    Release of all claims.    In consideration for the severance benefits referenced above, I hereby generally and completely release the Company and its affiliates, and its and their parents, subsidiaries, successors, predecessors and affiliates, and its and their partners, members, directors, officers, employees, stockholders, shareholders, agents, attorneys, predecessors, insurers, affiliates and assigns (collectively, the “Released Parties”), of and from any and all claims, liabilities and obligations, both known and unknown, that arise out of or are in any way related to events, acts, conduct, or omissions occurring at any time prior to or on the date I sign this Release (collectively, the “Released Claims”). The Released Claims include, but are not limited to: (a) all claims arising out of or in any way related to my employment with the Company and its affiliates, or their affiliates, or the termination of that employment; (b) all claims related to my compensation or benefits, including salary, bonuses, commissions, vacation pay, expense reimbursements, severance pay, fringe benefits, stock, stock options, or any other ownership interests in the Company and its affiliates, or their affiliates; (c) all claims for breach of contract, wrongful termination, and breach of the implied covenant of good faith and fair dealing; (d) all tort claims, including claims for fraud, defamation, emotional distress, and discharge in violation of public policy; and (e) all federal, state, provincial and local statutory claims, including claims for discrimination, harassment, retaliation, attorneys’ fees, or other claims arising under the Civil Rights Act of 1964; the Americans with Disabilities Act of 1990; the Age Discrimination in Employment Act (“ADEA”); the Employee Retirement Income Security Act of 1974; the Family and Medical Leave Act (“FMLA”); the National Labor Relations Act; the Worker Adjustment and Retraining Notification Act; the California Labor Code; the California Fair Employment and Housing Act (Cal. Gov’t Code §12900 et seq.); the California Family Rights Act (Cal. Gov. Code §12945.2); the California Spousal Military Leave Law (Cal. Mil. & Vet. Code §395.10); the California WARN Act (Cal. Lab. Code §1400 et seq.); and any amendments to the foregoing. Excluded from this Release are any claims which by law cannot be waived in a private agreement between an employer and employee.

7.    No Interference with Rights. Notwithstanding the foregoing, I understand that the following rights or claims are not included in my Release (the “Excluded Claims”): (a) any rights or claims for indemnification I may have pursuant to any fully executed indemnification agreement with the Company or its affiliate to which I am a party; the charter, bylaws, or operating agreements of the Company or its affiliate; or under applicable law; (b) any rights or claims which cannot be waived as a matter of law; or (c) any claims for breach of the Plan arising after the date that I sign this Release. In addition, I understand that nothing in this Release prevents me from filing, cooperating with, or participating in any proceeding before the Equal Employment Opportunity Commission, the Department of Labor, National Labor Relations Board, the Securities Exchange Commission (the “SEC”) or any other federal, state or local government agency, except that I hereby waive my right to any monetary benefits in connection with any such claim, charge or proceeding other than a monetary award payable by the SEC in connection with the disclosure of possible legal violations. I hereby represent and warrant that, other than the Excluded Claims, I am not aware of any claims I have or might have against the Released Parties that are not included in the Released Claims. I understand that nothing in this Release limits me from exercising rights under Section 7 of the NLRA to engage in protected, concerted activity with other employees, although by signing this Release I am waiving rights to individual relief (including backpay, frontpay, reinstatement or other legal or equitable relief) in any charge, complaint, or lawsuit or other proceeding brought by me or on my behalf by any third party, except for any right I may have to receive a payment or award from a government agency (and not the Company) for information provided to the government agency or otherwise where prohibited.

8.    Review and revocation. I acknowledge that I am knowingly and voluntarily waiving and releasing any rights I may have under the ADEA, and that the consideration given under the Plan for the waiver and release in the preceding paragraphs hereof is in addition to anything of value to which I was already entitled. I further acknowledge that I have been advised by this writing, as required by the ADEA, that: (a) my waiver and release do not apply to any rights or claims that may arise after the date I sign this Release; (b) I should consult with an attorney prior to signing this Release (although I may choose voluntarily not to do so); (c) I have 45 days to consider this Release (although I may choose voluntarily to sign this Release earlier); (d) I have seven (7) days following the date I sign this Release to revoke the Release by providing written notice of my revocation to an office of the Company; and (e) this Release will not be effective until the date upon which the revocation period has expired, which will be the eighth day after I sign this Release. I further acknowledge that any changes to the Release, whether material or immaterial, do not restart the running of the 45-day consideration period.

You further acknowledge that if you are age 40 or over and your termination was part of an employment termination program, you have received information regarding the class, unit, or group of individuals covered by the employment termination program; the applicable eligibility factors time limits; and a list of the job titles and ages of all individuals eligible or selected for the employment termination program as well as those who are not. If you are age 40 or over, this information is attached as Exhibit 1 to this Release.

9.    Waiver. In giving the releases set forth in this Release, which include claims which may be unknown or unsuspected by me at present, I acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.” I hereby expressly waive and relinquish all rights and benefits under that section and any law or legal principle of similar effect in any jurisdiction with respect to the releases granted herein, including but not limited to the release of unknown and unsuspected claims granted in this Release.

10.    Trade Secrets Act. Pursuant to the Defend Trade Secrets Act of 2016, I understand that: An individual shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: – (a) is made in (i) confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding, if such filing is made under seal. Further, an individual who files a lawsuit alleging retaliation by an employer for reporting a suspected violation of law may disclose the employer’s trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual: (a) files any document containing the trade secret under seal; and (b) does not disclose the trade secret, except pursuant to court order.

11.    Employment Rights. I hereby waive any and all rights to employment or re-employment with the Company or any successor or affiliated organization (“Related Entity”). I agree that the Company and the Related Entities have no obligation, contractual or otherwise, to employ or re-employ me, now or in the future, either directly or indirectly, on a full-time, part-time, or temporary basis, including, but not limited to, utilizing my services as a temporary employee, worker, or contractor through any temporary service providers, vendors, or agencies.

12.    Acknowledgements and Representations. I hereby represent and warrant that: (a) I have been paid all compensation owed and for all time worked, as well as benefits and other amounts that any of the Released Parties have ever owed to me, and I understand that I will not receive any additional compensation, severance, or benefits after the Termination Date, with the exception of the severance benefits that I am entitled to under this Plan and any vested right I may have under the terms of a written ERISA-qualified benefit plan; (b) I have received all the leave and leave benefits and protections for which I am eligible pursuant to FMLA, CFRA, the Company’s policies, or applicable law; (c) I have not suffered any on-the-job injury or illness for which I have not already filed a workers’ compensation claim; (d) I have not suffered any discrimination or harassment by any of the Released Parties on account of my race, color, gender, ancestry, national origin, religion, marital or registered domestic partner status, sexual orientation, age, disability, medical condition or any other characteristic protected by law; (e) I have not filed any charges, complaints, grievances, arbitrations, lawsuits, or claims against the Released Parties, with any local, state, or federal agency, union or court from the beginning of time to the date of execution of this Release; and (f) I have had the opportunity to provide the Company with written notice of any and all concerns regarding suspected ethical and compliance issues or violations on the part of the Company or any other Released Parties.

13.    Miscellaneous.    I acknowledge that this Release, including Exhibits 1, constitutes the complete, final, and exclusive embodiment of the entire Release between me and the Company about this subject matter. It is entered into without reliance on any promise or representation, written or oral, other than those expressly contained herein, and it supersedes any other such promises, warranties or representations. This Release may not be modified or amended except in a writing signed by both me and a duly authorized officer of the Company. This Release will bind the heirs, personal representatives, successors, and assigns of both me and the Company, and inure to the benefit of both me and the Company, their heirs, successors and assigns. If any provision of this Release is determined to be invalid or unenforceable, in whole or in part, this determination will not affect any other provision of this Release and the provision in question will be modified by the court so as to be rendered enforceable. This Release will be deemed to have been entered into and will be construed and enforced in accordance with the laws of the State of ____________.

I acknowledge that for this Release to become effective, I must sign and return it to the Company so that it is received no sooner than the Termination Date and no later than 45 days following the date it is provided to me. If I sign and return the Release before the 45-day consideration period, I knowingly and voluntarily waive the remainder of the 45-day consideration period. I understand that having waived some portion of that 45-day consideration period, TriNet may expedite the processing of benefits provided to me in exchange for signing this Release. The Release will be effective the eighth day after I sign it, if I do not revoke it in the meantime.

PARTICIPANT Signature: Printed Name: Date:______________________________________ Exhibit 1 – Older Workers Benefit Protection Act Disclosure Notice Per 29 U.S.C. § 626(f)(I)(H)
EXHIBIT D
RELEASE AGREEMENT
[EMPLOYEES UNDER AGE 40]
I understand that my employment with TriNet Group, Inc. or one of its subsidiaries (the “Company”) will terminate effective [ ] (the “Termination Date”). The Company has agreed that if I choose to sign this Release Agreement (“Release”) and not revoke it, the Company will, as severance benefits, pay me the severance benefits set forth in Section 4 of the TriNet Group, Inc. Amended and Restated Executive Severance Benefit Plan adopted by the Company’s Board of Directors on May 18, 2017 (the “Plan”), provided I comply with the terms and conditions of the Plan relating to payment of such severance benefits. I understand that if I resign before the Termination Date, this Release is null and void.
1.    Accrued Wages and PTO. I understand that all such severance benefits shall be subject to standard withholdings and deductions for such payments. I understand that, other than the Company’s obligation and right to withhold, I will be responsible for any and all taxes, interest and penalties that may be imposed with respect to the payments contemplated by this Release (including, but not limited to, those imposed under Internal Revenue Code Section 409A). I understand that, regardless of whether I sign this Release, the Company will pay me all of my accrued wages and accrued and unused paid time off (“PTO”) through the Termination Date, to which I am entitled by law.
2.    Post-employment obligations. I acknowledge my continuing obligations under any prior agreement I signed regarding confidentiality, trade secrets, inventions, nonsolicitation or unfair competition, including my Proprietary Information and Inventions Agreement, referenced in Section 3 of the Plan, including, without limitation, my obligations: (1) for the one (1) year period immediately following the Termination Date, not to either directly or indirectly, solicit or attempt to solicit any employee, independent contractor, or consultant of the Company to terminate his, her or its relationship with the Company in order to become an employee, consultant, or independent contractor to or for any other person or entity; and (2) to return all Company property and materials in my possession or control.
3.    Expense Reimbursement. I understand that I will not have access to the TriNet Expense site upon my Termination Date. I agree that, for any expenses I do not submit via the TriNet Expense site before my Termination Date, within 10 calendar days of the Termination Date, I will submit via email to my manager/approver a spreadsheet documenting my final expense reimbursement request for expenses incurred through my Termination Date. For each expense, I will list the merchant name, expense type, expense amount, client, attendee(s), and relevant notes. I understand all relevant receipts must be attached to the email, as well. Once my TriNet manager/approver receives the email, they will review it for accuracy and policy compliance before it is processed in accordance with TriNet’s regular practice. Once processed, I will be sent any reimbursement owed by check to my last known mailing address.
4.    Return of Company Property. By the Termination Date, I agree to return to the Company all hard copy and electronic documents (and all copies thereof) and other Company property that I have had in my possession at any time, including, but not limited to, files, notes, drawings, records, business plans and forecasts, financial information, specifications, computer-recorded information (including email), tangible property (laptop computer, cell phone, PDA, etc.), credit cards, entry cards, identification badges and keys; and, any materials of any kind that contain or embody any proprietary or confidential information of the Company (and all reproductions thereof). If I discover after the Termination Date that I have retained any Company proprietary or confidential information, I agree, immediately upon discovery, to contact TriNet and make arrangements for returning the information.
5.    Confidentiality. Except as provided in Section 7, I will hold in strictest confidence the existence of this Release and the content of its provisions and will not publicize or disclose them in any manner whatsoever; provided, however, that I understand I may disclose this Release in confidence: (a) to my spouse or partner; (b) to my attorney, accountant, auditor, tax preparer, and financial advisor, provided that such individuals first agree that they will treat such information as strictly confidential and that I agree to be responsible for any disclosure by any such individual as if I had made the disclosure; and (c) as necessary to enforce its terms or as otherwise required by law.
6.    Release of all claims.    In consideration for the severance benefits referenced above, I hereby generally and completely release the Company and its affiliates, and its and their parents, subsidiaries, successors, predecessors and affiliates, and its and their partners, members, directors, officers, employees, stockholders, shareholders, agents, attorneys, predecessors, insurers, affiliates and assigns (collectively, the “Released Parties”), of and from any and all claims, liabilities and obligations, both known and unknown, that arise out of or are in any way related to events, acts, conduct, or omissions occurring at any time prior to or on the date I sign this Release (collectively, the “Released Claims”). The Released Claims include, but are not limited to: (a) all claims arising out of or in any way related to my employment with the Company and its affiliates, or their affiliates, or the termination of that employment; (b) all claims related to my compensation or benefits, including salary, bonuses, commissions, vacation pay, expense reimbursements, severance pay, fringe benefits, stock, stock options, or any other ownership interests in the Company and its affiliates, or their affiliates; (c) all claims for breach of contract, wrongful termination, and breach of the implied covenant of good faith and fair dealing; (d) all tort claims, including claims for fraud, defamation, emotional distress, and discharge in violation of public policy; and (e) all federal, state, provincial and local statutory claims, including claims for discrimination, harassment, retaliation, attorneys’ fees, or other claims arising under the Civil Rights Act of 1964; the Americans with Disabilities Act of 1990; the Age Discrimination in Employment Act (“ADEA”); the Employee Retirement Income Security Act of 1974; the Family and Medical Leave Act (“FMLA”); the National Labor Relations Act; the Worker Adjustment and Retraining Notification Act; the California Labor Code; the California Fair Employment and Housing Act

(Cal. Gov’t Code §12900 et seq.); the California Family Rights Act (Cal. Gov. Code §12945.2); the California Spousal Military Leave Law (Cal. Mil. & Vet. Code §395.10); the California WARN Act (Cal. Lab. Code §1400 et seq.); and any amendments to the foregoing. Excluded from this Release are any claims which by law cannot be waived in a private agreement between an employer and employee.
7.    No Interference with Rights. Notwithstanding the foregoing, I understand that the following rights or claims are not included in my Release (the “Excluded Claims”): (a) any rights or claims for indemnification I may have pursuant to any fully executed indemnification agreement with the Company or its affiliate to which I am a party; the charter, bylaws, or operating agreements of the Company or its affiliate; or under applicable law; (b) any rights or claims which cannot be waived as a matter of law; or (c) any claims for breach of the Plan arising after the date that I sign this Release. In addition, I understand that nothing in this Release prevents me from filing, cooperating with, or participating in any proceeding before the Equal Employment Opportunity Commission, the Department of Labor, National Labor Relations Board, the Securities Exchange Commission (the “SEC”) or any other federal, state or local government agency, except that I hereby waive my right to any monetary benefits in connection with any such claim, charge or proceeding other than a monetary award payable by the SEC in connection with the disclosure of possible legal violations. I hereby represent and warrant that, other than the Excluded Claims, I am not aware of any claims I have or might have against the Released Parties that are not included in the Released Claims. I understand that nothing in this Release limits me from exercising rights under Section 7 of the NLRA to engage in protected, concerted activity with other employees, although by signing this Release I am waiving rights to individual relief (including backpay, frontpay, reinstatement or other legal or equitable relief) in any charge, complaint, or lawsuit or other proceeding brought by me or on my behalf by any third party, except for any right I may have to receive a payment or award from a government agency (and not the Company) for information provided to the government agency or otherwise where prohibited.
8.    Waiver. In giving the releases set forth in this Release, which include claims which may be unknown or unsuspected by me at present, I acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.” I hereby expressly waive and relinquish all rights and benefits under that section and any law or legal principle of similar effect in any jurisdiction with respect to the releases granted herein, including but not limited to the release of unknown and unsuspected claims granted in this Release.
9.    Trade Secrets Act. Pursuant to the Defend Trade Secrets Act of 2016, I understand that: An individual shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: – (a) is made in (i) confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding, if such filing is made under seal. Further, an individual who files a lawsuit alleging retaliation by an employer for reporting a suspected violation of law may disclose the employer’s trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual:

(a) files any document containing the trade secret under seal; and (b) does not disclose the trade secret, except pursuant to court order.
10.    Employment Rights. I hereby waive any and all rights to employment or re-employment with the Company or any successor or affiliated organization (“Related Entity”). I agree that the Company and the Related Entities have no obligation, contractual or otherwise, to employ or re-employ me, now or in the future, either directly or indirectly, on a full-time, part-time, or temporary basis, including, but not limited to, utilizing my services as a temporary employee, worker, or contractor through any temporary service providers, vendors, or agencies.
11.    Acknowledgements and Representations. I hereby represent and warrant that: (a) I have been paid all compensation owed and for all time worked, as well as benefits and other amounts that any of the Released Parties have ever owed to me, and I understand that I will not receive any additional compensation, severance, or benefits after the Termination Date, with the exception of the severance benefits that I am entitled to under this Plan and any vested right I may have under the terms of a written ERISA-qualified benefit plan; (b) I have received all the leave and leave benefits and protections for which I am eligible pursuant to FMLA, CFRA, the Company’s policies, or applicable law; (c) I have not suffered any on-the-job injury or illness for which I have not already filed a workers’ compensation claim; (d) I have not suffered any discrimination or harassment by any of the Released Parties on account of my race, color, gender, ancestry, national origin, religion, marital or registered domestic partner status, sexual orientation, age, disability, medical condition or any other characteristic protected by law; (e) I have not filed any charges, complaints, grievances, arbitrations, lawsuits, or claims against the Released Parties, with any local, state, or federal agency, union or court from the beginning of time to the date of execution of this Release; and (f) I have had the opportunity to provide the Company with written notice of any and all concerns regarding suspected ethical and compliance issues or violations on the part of the Company or any other Released Parties.

12.     Miscellaneous.    I acknowledge that this Release,constitutes the complete, final, and exclusive embodiment of the entire Release between me and the Company about this subject matter. It is entered into without reliance on any promise or representation, written or oral, other than those expressly contained herein, and it supersedes any other such promises, warranties or representations. This Release may not be modified or amended except in a writing signed by both me and a duly authorized officer of the Company. This Release will bind the heirs, personal representatives, successors, and assigns of both me and the Company, and inure to the benefit of both me and the Company, their heirs, successors and assigns. If any provision of this Release is determined to be invalid or unenforceable, in whole or in part, this determination will not affect any other provision of this Release and the provision in question will be modified by the court so as to be rendered enforceable. This Release will be deemed to have been entered into and will be construed and enforced in accordance with the laws of the State of ____________.

I acknowledge that for this Release to become effective, I must sign and return it to the Company so that it is received no sooner than the Termination Date and no later than 14 days following the date it is provided to me. If I sign and return the Release before the 14-day consideration period, I knowingly and voluntarily waive the remainder of the 14-day consideration period. I understand that having waived some portion of that 14-day consideration period, TriNet may expedite the processing of benefits provided to me in exchange for signing this Release. The Release will be effective the eighth day after I sign it, if I do not revoke it in the meantime.

PARTICIPANT Signature: Printed Name: Date:______________________________________